Exhibit 10.7

SUPPLEMENT AGREEMENT
(Third Amended and Restated Pledge and Security Agreement)
Martin Operating Partnership L.P.
4200 Stone Road Kilgore, Texas 75662
January 2, 2019
Royal Bank of Canada
4th Floor, 20 King Street West
Toronto, Ontario M5H 1C4
Attention: Jason York
Ladies and Gentlemen:
Reference is made to the Third Amended and Restated Pledge and Security Agreement, dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”), by and between (a) Martin Operating Partnership L.P., a Delaware limited partnership (the “Pledgor”) and (b) Royal Bank of Canada, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Lenders (as defined in the Security Agreement) and the Lender Swap Parties (as defined in the Credit Agreement). All capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement.
This Supplement Agreement is delivered by the undersigned, the Pledgor, to supplement the Security Agreement pursuant to Section 6(g) of the Security Agreement. Schedule 1 attached hereto is a supplement to Annex B-1 to the Security Agreement. The parties hereto hereby agree to supplement Annex B-1 to the Security Agreement with the information contained on Schedule 1 attached hereto, and such supplement shall be deemed to be part of the Security Agreement. The Pledgor hereby agrees to continue to be bound to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement as hereby supplemented. Without limiting the generality of the foregoing, the Pledgor hereby grants and pledges to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Lenders and the Lender Swap Parties, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in the equity interests described on Annex B-1 to the Security Agreement, acknowledges and agrees that such equity interests shall be Pledged Shares and Collateral for all purposes under the Security Agreement and affirms all of its obligations and liabilities as a Debtor under the Security Agreement with respect to such Pledged Shares. The Pledgor hereby makes with respect to such Pledged Shares each of the representations and warranties in the Security Agreement and agrees to each of the covenants applicable to the Pledgor contained in the Security Agreement.

This Supplement Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement Agreement by telecopier or other electronic transmission (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this Supplement Agreement.
THIS SUPPLEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Pledgor has caused this Supplement Agreement to be executed and delivered by its duly authorized officer as of the date first above written.
MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as Pledgor

By:	MARTIN OPERATING GP LLC, its General Partner

By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

By:	MARTIN MIDSTREAM GP LLC, its General Partner
By:
Name:    Robert D. Bondurant
Title:    Executive Vice President and
Chief Financial Officer

AGREED TO AND ACCEPTED:

ROYAL BANK OF CANADA,
as Collateral Agent

By:
Name: Jason York
Title:     Authorized Signatory

SCHEDULE 1

COLLATERAL DESCRIPTIONS

Issuer	Record Owner	Class of Equity Interests	Certificate No.	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner	Percentage of Equity Interests pledged by Record Owner
Martin Transport, Inc.	Martin Operating Partnership L.P.	Common stock	CS-004	1,000 Shares	100%	100%